Exhibit 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     I, John C. East, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Actel Corporation on Form 10-Q for the fiscal quarter ended July 7, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Actel Corporation.



                                             By:        /s/ John C. East
                                                 -----------------------------
                                                          John C. East
                                                    Chief Executive Officer
                                                        Actel Corporation




     I, Jon A. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Actel Corporation on Form 10-Q for the fiscal quarter ended July 7, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Actel Corporation.



                                             By:     /s/ Jon A. Anderson
                                                 -----------------------------
                                                        Jon A. Anderson
                                                    Chief Financial Officer
                                                       Actel Corporation